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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 7, 2005

                            PSYCHEMEDICS CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                 (State if Other Jurisdiction of Incorporation)

             1-13738                              58-1701987
     (Commission File Number)         (I.R.S. Employer Identification No.)



   125 NAGOG PARK, ACTON, MASSACHUSETTS                              01720
 (Address of Principal Executive Offices)                          (Zip Code)

                                 (978) 206-8220
              (Registrant's Telephone Number, Including Area Code)


             1280 MASSACHUSETTS AVE., SUITE 200, CAMBRIDGE, MA 02138 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 7, 2005, Psychemedics Corporation issued a press release announcing preliminary results for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         LIMITATION ON INCORPORATION BY REFERENCE. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits

          The following exhibits are filed herewith:

          99.1  Press Release dated March 7, 2005.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PSYCHEMEDICS CORPORATION

Dated: March 9, 2005


                                      By:  /s/ Peter C. Monson
                                          --------------------------------------
                                            Peter C. Monson, Vice President and
                                               Chief Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
99.1       Press release dated March 7, 2005 of Psychemedics Corporation announcing its financial results for the fourth quarter and year ended December 31, 2004.